SEMIANNUAL
REPORT
MARCH 31, 2001
(Unaudited)

                                 [LOGO OMITTED]
                                      PENN
                               CAPITAL MANAGEMENT


                               Penn Capital Funds
                 -----------------------------------------------
                          PORTFOLIOS OF THE TIP FUNDS
                                 [LOGO OMITTED]
                 -----------------------------------------------


                 -----------------------------------------------
                   Penn Capital Strategic High Yield Bond Fund
                 -----------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

 2  Letter to Shareholders
 4  Financial Statements
12  Notes to Financial Statements



TIP FUNDS
--------------------------------------------------------------------------------
     The TIP Funds offer a series of 21 no-load mutual funds to retail and institutional investors. The minimum initial investment in the Penn Capital Strategic High Yield Bond Fund is $100,000.
     Penn Capital Management Company, Inc., based in Cherry Hill, N.J., serves as the investment adviser. The firm, founded in 1987, invests more than $600 million in fixed-income and equity portfolios on behalf of individuals and institutions. Penn Capital Management manages the Penn Capital Strategic High Yield Bond Fund. A separate investment firm manages the other mutual funds in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     Penn Capital Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-TIP-7654. Or they may write to TIP Funds, Box 219805, Kansas City, Missouri 64121-9805.

INVESTMENT REVIEW
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND--FIRST QUARTER 2001
--------------------------------------------------------------------------------

PORTFOLIO OBJECTIVE
The Penn Capital Strategic High Yield Bond Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds and other high yield instruments.


MARKET REVIEW
During the month of January, the high yield asset class got off to a tremendous start as investors realized that the high market was cheap, as well as the action by the Fed to lower interest rates. Despite the strong performance in January, all of the gains we achieved were given back during the months of February and March. The Penn Capital Strategic High Yield Bond Fund underperformed its benchmark, the Credit Suisse First Boston High Yield index, in the first quarter of 2001. For the period January 1, 2001 through March 31, 2001, the Fund returned -0.82% compared to 4.94% for the Credit Suisse First Boston index.

The Funds underperformance was attributable to our "non-core" positions, which include zero coupon bonds, convertible bonds and convertible preferred securities. These securities correlate closer to the equity markets. As most investors witnessed, the equity markets experienced downward pressure as the economy began to show signs of an economic slowdown. Over the long term, our "non-core" positions tend to add value over the benchmark. However, in an out-of favor market such as the first quarter of 2001, these positions can work against you. Looking ahead, we are very confident that these same positions will drive our outperformance as the economy picks up.

From a broader market perspective, continued interest cuts by the Federal Reserve should result in an increase in economic growth and a steeping of the yield curve, both of which typically lead to strong returns in high yield. Even more encouraging news for high yield investors is that the current oversold situation has created one of the most attractive yield premium opportunities in the history of the high yield asset class. Furthermore, Penn Capital expects the Moody's 12-month trailing default rate to continue to increase from the current 6.7% level through the second quarter of 2001. We are not concerned by this forecast. This is based upon that the market typically drives down the price of a bond well before the actual default. Therefore, rising defaults do not negate the possibility of good returns for the balance of 2001. As a matter of fact, in 1991 defaults peaked and high yield investors enjoyed the best annual return in high yield history.

Overall, most market strategists agree that given current valuations and the return potential of a high yield portfolio far outweigh the risks. Those investors with a longer-term investment horizon, we believe will be well rewarded.

Sincerely,



/S/SIGNATURE
Richard A. Hocker
CHIEF INVESTMENT OFFICER

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)
                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
-------------------------------------------------------
CORPORATE BONDS (82.3%)
AIRLINES (1.5%)
   Airtran Airways, Ser 99-1
     10.410%,  04/01/17             $  234    $    215
   US Airways, Ser 93A2
      9.625%,  09/01/03                 20          20
                                              --------
                                                   235
                                              --------
APPAREL/TEXTILES (3.5%)
   Coyne International Enterprises
     11.250%,  06/01/08                420         209
   Dan River
     10.125%,  12/15/03                220         197
   Galey and Lord
      9.125%,  03/01/08                 80          51
   Perry Ellis International, Ser B
     12.250%,  04/01/06                 30          27
   Tropical Sportswear
     International, Ser A
     11.000%,  06/15/08                 60          57
                                              --------
                                                   541
                                              --------
AUTOMOTIVE & TRUCK PARTS (3.2%)
   Exide
     10.000%,  04/15/05                295         227
   Exide (A), Cv
      2.900%,  12/15/05                540         235
   Heafner Tire Group, Ser D
     10.000%,  05/15/08                120          36
                                              --------
                                                   498
                                              --------
BROADCASTING, NEWSPAPERS
   & ADVERTISING (5.8%)
   Cumulus Media
     10.375%,  07/01/08                135         126
   Jones International Networks
     11.750%,  07/01/05                345         316
   Muzak, LLC
      9.875%,  03/15/09                 85          73
   Sinclair Broadcast Group
     10.000%,  09/30/05                 70          67
   Sirius Satellite Radio
     14.500%,  05/15/09                235         141
   Spectrasite Holdings (D)
     11.250%,  04/15/09                130          59


                                       Face
                                      Amount     Value
                                       (000)     (000)
-------------------------------------------------------
   Xm Satellite Radio Holdings
      7.750%,  03/01/06             $  150    $    113
                                              --------
                                                   895
                                              --------
BUILDING MAINTENANCE & SERVICE (0.3%)
   Unicco Service, Ser B
      9.875%,  10/15/07                 57          55
                                              --------
CABLE (0.7%)
   Scott Cable Communications,
     Ser B (B)
     16.000%,  07/18/02                165          46
   Telewest Communications, PLC
      9.625%,  10/01/06                 70          65
                                              --------
                                                   111
                                              --------
CHEMICALS (1.7%)
   Hercules (A)
     11.125%,  11/15/07                125         126
   ISP Holdings, Ser B
      9.000%,  10/15/03                100          93
   Terra Industries
     10.500%,  06/15/05                 55          46
                                              --------
                                                   265
                                              --------
COMMERCIAL SERVICES (0.6%)
   Flag
      8.250%,  01/30/08                 95          85
                                              --------
COMMUNICATIONS (4.8%)
   Crown Castle International
     Group (D)
     10.625%,  11/15/07                 90          74
   Global Crossing Holdings
      9.625%,  05/15/08                130         123
   Microcell Telecommunications (D)
     12.000%,  06/01/09                185         113
   Nextel Communications, Cv
      4.750%,  07/01/07                210         185
   Nextel International (A)
     12.750%,  08/01/10                150         118
   US Unwired, Ser B (D)
     13.750%,  11/01/09                245         124
                                              --------
                                                   737
                                              --------

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)

                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
-------------------------------------------------------
COSMETICS & TOILETRIES (2.0%)
   Chattem, Ser B
     12.750%,  06/15/04            $   114    $    112
      8.875%,  04/01/08                 29          25
   Elizabeth Arden (A)
     11.750%,  02/01/11                165         173
                                              --------
                                                   310
                                              --------
ELECTRICAL SERVICES (0.3%)
   Aes
      9.500%,  06/01/09                 45          47
                                              --------
ENTERTAINMENT (6.0%)
   Aladdin Gaming, Ser B (D)
     13.500%,  03/01/10              1,265         497
   Anchor Gaming
      9.875%,  10/15/08                 40          42
   Argosy Gaming
     10.750%,  06/01/09                 80          86
   Isle of Capri Casinos
      8.750%,  04/15/09                145         131
   Mohegan Tribal Gaming
      8.750%,  01/01/09                 60          62
   Speedway Motorsports, Ser D
      8.500%,  08/15/07                 50          51
   Yanknets LLC (A)
     12.750%,  03/01/07                 55          56
                                              --------
                                                   925
                                              --------
ENVIRONMENTAL SERVICES (2.2%)
   Allied Waste of North America,
     Ser B
     10.000%,  08/01/09                 80          82
   Waste Management
      8.750%,  05/01/18                 80          81
      7.125%,  10/01/07                175         176
                                              --------
                                                   339
                                              --------
FINANCIAL SERVICES (1.0%)
   Advanta Capital Trust, Ser B
      8.990%,  12/17/26                110          67
   Trump Castle Funding
     11.750%,  11/15/03                105          84
                                              --------
                                                   151
                                              --------

                                       Face
                                      Amount     Value
                                       (000)     (000)
-------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.1%)
   Pantry
     10.250%,  10/15/07            $    55   $      54
   Tom's Foods
     10.500%,  11/01/04                145         109
                                              --------
                                                   163
                                              --------
FUNERAL SERVICES (1.0%)
   Stewart Enterprises
      6.700%,  12/01/03                190         159
                                              --------
HOTELS & LODGING (1.8%)
   Hollywood Casino of Shreveport
     13.000%,  08/01/06                100         107
   Majestic Star, LLC
     10.875%,  07/01/06                 75          62
   Park Place Entertainment
      7.875%,  12/15/05                105         105
                                              --------
                                                   274
                                              --------
INSURANCE (0.3%)
   Conseco
      9.000%,  10/15/06                 50          42
                                              --------
MACHINERY (1.1%)
   Grant Prideco (A)
      9.625%,  12/01/07                 40          42
   Thermadyne Manufacturing
      9.875%,  06/01/08                340         130
                                              --------
                                                   172
                                              --------
MANUFACTURING (3.0%)
   Polymer Group, Ser B
      9.000%,  07/01/07                 85          41
   Sun World International, Ser B
     11.250%,  04/15/04                460         419
                                              --------
                                                   460
                                              --------
MEDICAL PRODUCTS & SERVICES (3.5%)
   Express Scripts
      9.625%,  06/15/09                125         134
   Kinetic Concepts, Ser B
      9.625%,  11/01/07                 30          28
   Pharmerica
      8.375%,  04/01/08                 80          76

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)
                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
-------------------------------------------------------
   Team Health, Ser B
     12.000%,  03/15/09            $   195    $    207
   Tenet Healthcare
      8.000%,  01/15/05                 85          87
                                              --------
                                                   532
                                              --------
METAL / MINING OTHER (2.7%)
   TVX Gold, Cv
      5.000%,  03/28/02                625         409
                                              --------
OIL & GAS DRILLING (11.5%)
   Abraxas Petroleum, Ser A
     11.500%,  11/01/04                100          93
   Chesapeake Energy, Ser B
      7.875%,  03/15/04                110         109
   Houston Exploration, Ser B
      8.625%,  01/01/08                 80          79
   Key Energy Services (A)
      8.375%,  03/01/08                 80          82
   Key Energy Services, Ser B
     14.000%,  01/15/09                 70          82
   Ocean Rig Norway
     10.250%,  06/01/08                555         458
   Parker Drilling, Cv
      5.500%,  08/01/04                370         323
   Parker Drilling, Ser D
      9.750%,  11/15/06                130         134
   Plains Resources, Ser B
     10.250%,  03/15/06                215         217
   Pride International, Cv
      0.000%,  04/24/18                445         197
                                              --------
                                                 1,774
                                              --------
PETROLEUM REFINING (1.7%)
   Orion Refining
     10.000%,  11/15/04                378         257
                                              --------
REAL ESTATE / BUILDING (0.5%)
   Mdc Holdings
      8.375%,  02/01/08                 75          75
                                              --------


                                       Face
                                      Amount     Value
                                       (000)     (000)
-------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
   Meristar Hospitality (A)
      9.000%,  01/15/08            $    40    $     40
                                              --------
RESTAURANTS (0.3%)
   American Restaurant Group,
     Ser B
     11.500%,  02/15/03                 50          46
                                              --------
RETAIL (2.3%)
   Finlay Enterprises
      9.000%,  05/01/08                240         221
   JC Penney
      7.375%,  08/15/08                 55          41
      6.125%,  11/15/03                 50          45
   Saks
      7.500%,  12/01/10                 50          40
                                              --------
                                                   347
                                              --------
RUBBER & VINYL (0.9%)
   Applied Extrusion Tech, Ser B
     11.500%,  04/01/02                165         137
                                              --------
SCIENTIFIC INSTRUMENTS (0.3%)
   Fisher Scientific International
      9.000%,  02/01/08                 50          50
                                              --------
SPECIAL PURPOSE ENTITY (2.0%)
   Heileman Acquisition (C)
      9.625%,  01/31/04                 20          --
   Nextel Partners (D)
     14.000%,  02/01/09                250         155
   Pinnacle Holdings (D)
     10.000%,  03/15/08                270         157
                                              --------
                                                   312
                                              --------
TELEPHONES
   & TELECOMMUNICATIONS (12.0%)
   Gilat Satellite
      4.250%,  03/15/05                135          78
   Golden Sky DBS, Ser B (D)
     13.500%,  03/01/07                685         452
   McCaw International (D)
     13.000%,  04/15/07                875         560

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)

                                    Shares/Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
-------------------------------------------------------
   Microcell Telecommunications,
     Ser B (D)
     14.000%,  06/01/06             $  150    $    151
   NTL Communications, Ser B
     11.500%,  10/01/08                 70          62
   NTL, Ser B
     10.000%,  02/15/07                175         154
   Pegasus Media and
     Communications, Ser B
     12.500%,  07/01/05                 85          86
   Powertel (D)
     12.000%,  02/01/06                120         126
   Ubiquitel Operating (D)
     14.000%,  04/15/10                135          57
   Voicestream Wire Holding
     10.375%,  11/15/09                115         126
                                              --------
                                                 1,852
                                              --------
TRANSPORTATION (1.2%)
   Allied Holdings, Ser B
      8.625%,  10/01/07                140          84
   Atlantic Express Transportation
     10.750%,  02/01/04                148         104
                                              --------
                                                   188
                                              --------
WHOLESALE (0.8%)
   Aviation Sales
      8.125%,  02/15/08                180         117
                                              --------
YANKEE BONDS (0.4%)
   Tfm SA de CV (D)
     11.750%,  06/15/09                 75          61
                                              --------
TOTAL CORPORATE BONDS
   (Cost $14,368)                               12,661
                                              --------

PREFERRED STOCKS (11.0%)
BANKS (0.4%)
   Astoria Financial, Ser B*         2,675          67
                                              --------
BROADCASTING, NEWSPAPERS
   & ADVERTISING (3.0%)
   Pegasus Satellite Communications,
     Ser Al, PIK*                    4,748         465
                                              --------


                                                 Value
                                      Shares     (000)
-------------------------------------------------------
FINANCE (0.0%)
   Crown Castle International, PIK*      4    $      4
                                              --------
MACHINERY (0.0%)
   Clark Material Handling, PIK*        53          --
                                              --------
MEDICAL PRODUCTS & SERVICES (0.6%)
   Caremark Rx*                        795          74
                                              --------
PETROLEUM REFINING (0.3%)
   Chesapeake Energy                   820          50
                                              --------
TELEPHONES
   & TELECOMMUNICATIONS (6.7%)
   Adelphia Business Solutions,
     Ser B, PIK*                         3           2
   Echostar Communications,
     Ser C, Cv                       1,100         489
   Global Crossing Holdings, PIK*      850          79
   Nextel Communications,
     Ser E, PIK*                     1,500         110
   Paxson Communications, PIK*          55          55
   Pegasus Communications,
     Ser C, Cv*                      5,870         303
                                              --------
                                                 1,038
                                              --------
TOTAL PREFERRED STOCKS
   (Cost $1,312)                                 1,698
                                              --------

COMMON STOCKS (2.1%)
BROADCASTING, NEWSPAPERS
   & ADVERTISING (1.3%)
   Jones International Networks* (E)  15,500       194
                                              --------
ENVIRONMENTAL SERVICES (0.0%)
   Waste Systems*                   25,800           2
                                              --------
TELEPHONES
   & TELECOMMUNICATIONS (0.8%)
   Microcell Telecommunications*    11,265         125
   Pegasus Communications*             229           5
                                              --------
                                                   130
                                              --------
TOTAL COMMON STOCKS
   (Cost $685)                                     326
                                              --------

STATEMENT OF NET ASSETS                                       PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)
                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
-------------------------------------------------------
REPURCHASE AGREEMENT (3.4%)
   Morgan Stanley Dean Witter,
     4.800%, dated 03/30/01, matures
     04/02/01, repurchase price
     $525,579 (collateralized by
     U.S. Treasury Bill, par value
     $537,976, 5.090%, matures
     04/26/01: market
     value:  $536,215)            $    526    $    526
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $526)                                     526
                                              --------
TOTAL INVESTMENTS (98.8%)
   (Cost $16,891)                               15,211
                                              --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)           186
                                              --------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,301,600 outstanding
     shares of beneficial interest              26,293
   Undistributed net investment income               5
   Accumulated net realized loss
     on investments                             (9,221)
   Net unrealized depreciation
     on investments                             (1,680)
                                              --------
TOTAL NET ASSETS (100.0%)                      $15,397
                                              ========
   Net Asset Value, Offering and
     Redemption Price Per Share                  $6.69
                                              ========

-------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THE PROGRAM OR OTHER "ACCREDITED INVESTORS".
(B) SECURITY IN DEFAULT ON INTEREST PAYMENTS.
(C) SECURITY IN DEFAULT ON INTEREST AND PRINCIPAL PAYMENTS.
(D) DELAYED INTEREST (STEP-BONDS) -- REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATE DISCLOSED REPRESENTS THE YIELD AT MARCH 31, 2001, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURES INTEREST AND PRINCIPAL PAYMENTS.
(E) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
CL -- CLASS
CV -- CONVERTIBLE
LLC -- LIMITED LIABILITY CORPORATION
PIK -- PAYMENT-IN-KIND
PLC -- PUBLIC LIABILITY COMPANY
SER -- SERIES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS (000)                                                        PENN CAPITAL FUNDS
                                                                                             (Unaudited)

                                                                                 PENN CAPITAL STRATEGIC
                                                                                  HIGH YIELD BOND FUND
                                                                                 -----------------------
                                                                                      10/1/00 THRU
                                                                                         3/31/01
--------------------------------------------------------------------------------------------------------
Investment Income:
   Interest ..................................................................        $ 1,056
   Dividends..................................................................             70
--------------------------------------------------------------------------------------------------------
     Total Investment Income..................................................          1,126
--------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..................................................             58
   Administrator Fees ........................................................             32
   Custodian Fees ............................................................              3
   Transfer Agent Fees .......................................................             10
   Professional Fees .........................................................              8
   Registration Fees .........................................................             13
   Pricing Fees ..............................................................              2
   Printing Fees .............................................................              7
   Amortization of Deferred Organizational Costs...............................             5
   Insurance and Other Fees....................................................             2
--------------------------------------------------------------------------------------------------------
     Total Expenses ..........................................................            140
--------------------------------------------------------------------------------------------------------
   Less:
     Waiver of Investment Advisory Fees ......................................            (68)
--------------------------------------------------------------------------------------------------------
     Total Net Expenses.......................................................             72
--------------------------------------------------------------------------------------------------------
         Net Investment Income ...............................................          1,054
--------------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ....................................         (3,518)
   Net Unrealized Depreciation
     of Investment Securities ................................................         (1,399)
--------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss
       on Investments ........................................................         (4,917)
--------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
      from Operations ........................................................        $(3,863)
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS (000)                                                 PENN CAPITAL FUNDS
                                                                                                (Unaudited)


                                                                                     PENN CAPITAL STRATEGIC
                                                                                      HIGH YIELD BOND FUND
                                                                                 ----------------------------
                                                                                 10/1/00 THRU    10/1/99 THRU
                                                                                    3/31/01         9/30/00
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...................................................       $ 1,054         $ 3,292
   Net Realized Loss on Securities Sold.....................................        (3,518)         (2,440)
   Net Unrealized Depreciation of
     Investment Securities .................................................        (1,399)            (94)
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .....................................................        (3,863)            758
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...................................................        (1,048)         (3,293)
--------------------------------------------------------------------------------------------------------------
     Total Distributions ...................................................        (1,048)         (3,293)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............................................         1,530          10,079
   Shares Issued in Lieu of Cash Distributions..............................           364           1,531
   Cost of Shares Redeemed...................................................      (14,146)        (18,437)
--------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Capital Share Transactions.............................................       (12,252)         (6,827)
--------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets ..........................................       (17,163)         (9,362)
--------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period....................................................        32,560          41,922
--------------------------------------------------------------------------------------------------------------
     End of Period(1).......................................................       $15,397         $32,560
==============================================================================================================
Shares Issued and Redeemed:
   Issued ..................................................................           213           1,159
   Issued in Lieu of Cash Distributions.....................................            51             174
   Redeemed..................................................................       (1,982)         (2,068)
--------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares...................................................        (1,718)           (735)
--------------------------------------------------------------------------------------------------------------

(1) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of $5 and $(1), as of March 31, 2001, and September 30, 2000, respectively.

The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                       PENN CAPITAL FUNDS
For a Share Outstanding Throughout the Period



                                                                                                                Ratio of
                                                                                                                Expenses
          Net              Realized and                      Net               Net               Ratio of Net  to Average
         Asset              Unrealized   Distributions      Asset            Assets      Ratio    Investment   Net Assets
         Value      Net        Loss    ------------------   Value              End    of Expenses   Income     (Excluding
       Beginning Investment     on     Investment Capital    End     Total  of Period to Average  to Average   Waivers and
       of Period  Income    Investments  Income    Gains  of Period Return+   (000)   Net Assets  Net Assets  Reimbursements)
-----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
-------------------------------------------
2001*   $ 8.10    $0.38      $(1.41)    $(0.38)    $--      $6.69  (12.90)% $15,397     0.68%       9.97%         1.32%
2000      8.82     0.79       (0.72)     (0.79)     --       8.10    0.56    32,560     0.68        8.94          1.04
1999(2)   8.91     0.83       (0.09)     (0.83)     --       8.82    8.65    41,922     0.68        9.11          1.14
1998(1)  10.00     0.37       (1.09)     (0.37)     --       8.91   (7.23)   17,842     0.68       10.04          2.09

       Ratio of Net
        Investment
         Income to
          Average
         Net Assets
         (Excluding     Portfolio
         Waivers and    Turnover
        Reimbursements)   Rate
-------------------------------------------
-------------------------------------------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
-------------------------------------------
2001*       9.33%          33.25%
2000        8.58           76.00
1999(2)     8.65           96.98
1998(1)     8.63           29.19

  * For the six month period ended March 31, 2001 (unaudited). All ratios for the period have been annualized.
  + Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 1, 1998. All ratios for the period have been annualized.
(2) On January 25, 1999, shareholders of the Alpha Select Penn Capital Strategic High Yield Bond Fund approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Penn Capital Strategic High Yield Bond Fund.

 Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)

1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 21 portfolios. The financial statements included herein are for the Penn Capital Strategic High Yield Bond Fund, (the "Fund"). The financial statements of the remaining portfolios are presented separately. The Fund is registered to offer two classes of shares, Institutional Shares and Adviser Shares. As of March 31, 2001, the Adviser Shares had not yet commenced operations. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Subject to the foregoing, other securities for which quotations are not readily available or securities whose market quotations do not reflect market value, are valued at fair value as determined in good faith by the Board of Trustees. As of March 31, 2001, Jones International Networks (Common Stock) is being valued under this method.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Income from payment-in-kind and step-up bonds is recorded based on the effective interest method. The cost of these securities has been adjusted to reflect in-kind interest income. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults

NOTES TO FINANCIAL STATEMENTS (Continued)                     PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)

     and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to a Fund are charged to that Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly to Shareholders. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPAAudit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and
 .04% of such assets in excess of $2 billion.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     PENN CAPITAL FUNDS
March 31, 2001                                                       (Unaudited)

The Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AGREEMENT:
For its services, Penn Capital Management Company, Inc. (the "Adviser") is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Strategic High Yield Bond Fund. Penn Capital has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Strategic High Yield Bond Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than .68%. Penn Capital reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales other than short-term investments for the period ended March 31, 2001, are as follows:

                                PENN CAPITAL STRATEGIC
                                 HIGH YIELD BOND FUND
                                         (000)
                                ----------------------
Purchases .....................       $  6,920
Sales .........................        $18,560

At March 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at March 31, 2001, are as follows:

                                PENN CAPITAL STRATEGIC
                                 HIGH YIELD BOND FUND
                                         (000)
                                ----------------------
Aggregate gross unrealized
   appreciation ...............       $   796
Aggregate gross unrealized
   depreciation ...............        (2,476)
                                      -------
Net unrealized depreciation ...       $(1,680)
                                      =======

For Federal income tax purposes the fund had capital loss carryforwards of $1,140,491 and $2,915,701 at September 30, 2000 which may be carried forward and applied against future capital gains. The capital loss carryforwards expire in 2007 and 2008, respectively.


7.  CONCENTRATION OF CREDIT RISK
The Strategic High Yield Bond Fund invests primarily in fixed income securities that are not rated or that are rated below investment grade (I.E., Ba1 or lower rating by Moody's and/or BB+ or lower by S&P), including securities of issuers subject to proceedings under the Federal Bankruptcy Code. The market for such securities is relatively inefficient due to its complexity and the limited availability of information on such securities.

                                      NOTES

TRUST
TIP Funds
P.O. Box 219805
Kansas City, MO 64121-9805


INVESTMENT ADVISER
Penn Capital Management Company, Inc.


DISTRIBUTOR
SEI Investments Distribution Co.


ADMINISTRATOR
SEI Investments Mutual Funds Services


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT AUDITORS
Ernst & Young LLP


To open an account, receive account information, make inquiries, or request literature: 1-800-224-6312


THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE PENN CAPITAL FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

PEN-F-009-03000